UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2013

SANDFIELD VENTURES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53707	20-1367322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Third Floor, Olde Towne Marina, Sandyport Nassau, Bahamas		SP-63777
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 888.593.0181

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws

Item 8.01 Other Items

On June 12, 2013, our board of directors approved an agreement and plan of merger to merge with our wholly-owned subsidiary Trident Brands Incorporated, a Nevada corporation, to effect a name change from Sandfield Ventures Corp. to Trident Brands Incorporated.  Our company remains the surviving company.  Trident Brands Incorporated was formed solely for the change of name.

Articles of Merger to effect the merger and change of name were filed with the Nevada Secretary of State on June 21, 2013, with an effective date of July 8, 2013.

These amendments have been reviewed by the Financial Industry Regulatory Authority (“FINRA”) and have been approved for filing with an effective date of July 8, 2013.

The forward split and name change will become effective with the Over-the-Counter Bulletin Board at the opening of trading on July 8, 2013 under the symbol “TDNT”.  Our new CUSIP number is 89616C102.

Item 9.01 Financial Statements and Exhibits

3.1 Articles of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDFIELD VENTURES CORP.

/s/ Mark Holcombe
Mark Holcombe
President and Director

Date: July 3, 2013